United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 9, 2026

Date of Report (Date of earliest event reported)

AMBOW EDUCATION HOLDING LTD.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-34824	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10080 N. Wolfe RD, Suite SW3-200, Cupertino, CA	95014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 684-8954

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American depositary shares (one American depositary share representing twenty Class A Ordinary Shares, par value $0.003 per share) **	AMBO	NYSE American LLC
Class A Ordinary Shares, par value $0.003 per share*		NYSE American LLC

*	Not for trading, but only in connection with the listing on the NYSE American

**	Effective on February 20, 2024, the ratio of ADSs to our Class A Ordinary Shares was changed from one ADS representing two Class A Ordinary Shares to one ADS representing twenty Class A Ordinary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2026, the board of directors (the “Board”) of Ambow Education Holding Ltd. (the “Company”) established a Corporate Governance and Nominating Committee of the Board, effective immediately. The Board also approved and adopted a charter for the committee (the “Charter”), which sets forth the purpose, authority and responsibilities of the committee, in accordance with applicable NYSE American listing standards and the Company’s governance guidelines. The Charter is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

The Corporate Governance and Nominating Committee is responsible for identifying, evaluating and recommending individuals qualified to serve as directors of the Company, and for performing such other duties as may be delegated to it by the Board from time to time, in accordance with applicable NYSE American listing standards and the Company’s corporate governance guidelines.

The members of the Corporate Governance and Nominating Committee are Yigong Justin Chen, Yanhui Ma and Mingjun Wang. The Board has determined that each of Yigong Justin Chen, Yanhui Ma and Mingjun Wang qualifies as an independent director under NYSE American corporate governance rules and applicable SEC rules. Mingjun Wang has been appointed to serve as Chair of the Corporate Governance and Nominating Committee. Each of these directors is currently serving as a member of the Audit Committee of the Company, and each of Yanhui Ma and Mingjun Wang is currently serving as a member of the Compensation Committee of the Company.

There are no arrangements or understandings between any member of the Corporate Governance and Nominating Committee and any other person pursuant to which such member was selected to serve on the Corporate Governance and Nominating Committee. There are no family relationships between any member of the Corporate Governance and Nominating Committee and any of the Company’s executive officers or other directors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Charter of the Corporate Governance and Nominating Committee
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBOW EDUCATION HOLDING LTD.

January 12, 2026	By:	/s/ Jin Huang
Jin Huang
Chief Executive Officer

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